Guardian Capital Dividend Growth Fund

Institutional Shares – DIVGX

A Series of Capitol Series Trust (the “Trust”)

SUPPLEMENT DATED MARCH 26, 2026

to the summary PROSPECTUS, prospectus AnD STATEMENT OF ADDITIONAL INFORMATION OF THE guardian capital dividend growth fund, each DATED january 28, 2026

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in each of the Summary Prospectus, Prospectus, and Statement of Additional Information dated January 28, 2026, for the Guardian Capital Dividend Growth Fund (the “Fund”), as may be supplemented from time to time.

Guardian Capital LP (“Guardian Capital”) serves as the investment adviser to the Fund. This Supplement provides certain updated information relating to the acquisition of Guardian Capital’s parent company, Guardian Capital Group Limited (“Guardian”).

As previously disclosed in a supplement to the Fund’s Prospectus and Statement of Additional Information, on August 28, 2025, Guardian announced that it had entered into a definitive agreement with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement whereby DGAM will purchase all of the issued and outstanding shares of Guardian, other than certain Guardian shares held by specific shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash and shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) occurred on March 23, 2026.

Guardian Capital is now an indirect, wholly-owned subsidiary of Desjardins. Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between Guardian Capital and the Trust, on behalf of the Fund (the “Prior Agreement”), the Closing resulted in the automatic termination of the Prior Agreement.

In anticipation of the termination of the Prior Agreement, the Board of Trustees of the Trust approved a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Guardian Capital, including identical advisory fees (the “New Advisory Agreement”). At a special meeting of shareholders convened on March 20, 2026, shareholders approved the New Advisory Agreement between the Trust and Guardian Capital on behalf of the Fund.

Statutory Prospectus, and SAI Disclosure Updates:

In the section titled “The Investment Adviser” on page 22 of the Statutory Prospectus, and page 24 of the SAI, the first two paragraphs are hereby deleted and replaced in their entirety with the following:

Guardian Capital LP (“Guardian Capital”), located at 199 Bay Street, Suite 2700, P.O. Box 201, Toronto, Ontario M5L 1E8, serves as investment adviser to the Guardian Dividend Fund. Guardian Capital has served as investment adviser to the Guardian Dividend Fund since its inception. Founded in 1962, Guardian Capital is a registered investment adviser that provides continuous portfolio management services tailored to each investor’s individual needs and preferences. As of September 30, 2025, the USD AUM for Guardian

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Capital was $13.7 billion, which includes all direct subsidiaries. Guardian Capital an indirect, wholly-owned subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”). Desjardins Group is the largest financial cooperative in Canada and the eighth largest in the world, with assets of C$510.2 billion as of December 31, 2025.

Additionally, the following disclosure is added as the last paragraph to the section titled “The Investment Adviser” on page 22 of the Statutory Prospectus, and page 24 of the SAI.

The Board of Trustees of the Trust met on December 3, 2025, and supplementally on December 17, 2025, to consider and approve a new investment advisory agreement between the Trust and Guardian Capital on behalf of the Guardian Dividend Fund. The new investment advisory agreement was approved by shareholders of the Guardian Dividend Fund at a special meeting of shareholders held on March 20, 2026, and became effective on March 23, 2026.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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